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                                                                   EXHIBIT 10.09
                              SKILLSOFT CORPORATION

                                 AMENDMENT NO. 1

                                       TO

                   FIRST AMENDED AND RESTATED REGISTRATION AND

                            INVESTOR RIGHTS AGREEMENT

     This Amendment No. 1 is made to the First Amended and Restated Registration and Investor Rights Agreement dated August 5, 1999 among SkillSoft Corporation, a Delaware corporation (the "Company"), and the Investors, as defined in such Agreement (the "Rights Agreement").

     For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties executing this Amendment hereby agree as follows:

     1. The Rights Agreement is hereby amended such that the term "Holder" shall be deemed to include Greyrock Capital, a division of Banc of America Commercial Finance Corporation.

     2. The Rights Agreement is hereby amended such that the term "Registerable Securities" shall include the shares of common stock of the Company issued or issuable pursuant to the Warrant to Purchase Stock dated December 8, 1999 issued by the Company to Greyrock Capital, a division of Banc of America Commercial Finance Corporation, and any common stock of the Company issued in respect of such shares upon any stock split, dividend, recapitalization or similar event.

     3. The Company represents that this Amendment has been executed by the holders of a majority of the Registrable Securities outstanding as of the date of this Amendment.


     Executed as of this 20 day of December, 1999.


                                           SkillSoft Corporation



                                           By: /s/ Charles Moran
                                               --------------------------------
                                               By: Charles Moran
                                               Title: President and Chief
                                                      Executive Officer



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                                           INVESTORS

                                           Warburg, Pincus Ventures, L.P.,

                                           By:  Warburg, Pincus & Co.
                                           Its: General Partner


                                               By: /s/ Stewart Gross
                                                   -----------------------------
                                               Title: Partner



                                           SI Venture Fund, L.L.C.,
                                            a Delaware limited liability company



                                           By: _________________________________
                                           Title: Managing Member


                                           _____________________________________
                                           William T. Coleman III, Trustee
                                            Coleman Family Trust


                                           _____________________________________
                                           James Adkisson


                                           _____________________________________
                                           Ching Yuen Yau


                                           Greyrock Capital, a Division of Banc
                                            of America Commercial Finance
                                            Corporation


                                           By:/s/ Richard Suhl
                                              ----------------
                                           Title: President